Employee benefits	9 Months Ended
Sep. 30, 2023
Employee Benefits [Abstract]
Employee benefits	Employee benefits
The Company operates partially funded defined benefit pension plans in Germany and Austria, an unfunded defined benefit pension plan in Sweden and defined benefit indemnity arrangements in Italy and Austria, as well as various contribution plans in other countries. Pension benefits in Switzerland are met via a contract with a collective foundation that offers a fully insured solution to provide a contribution-based cash balance retirement plan, which is classified as a defined benefit plan. In addition, an unfunded post-retirement medical plan is operated in Austria. In Germany and Italy, long term service awards are in operation and various other countries provide other employee benefits. There were no changes in the nature of any schemes in the nine months ended September 30, 2023.

The total net employee benefit obligations as at September 30, 2023 is as follows:

€m
Balance as of January 1, 2023	132.1
Service cost	2.8
Net interest expense	3.2
Actuarial gains on pension scheme valuations	(12.1)
Benefits paid	(5.3)
Other movements	(1.3)
Foreign exchange differences on translation	(1.2)
Balance as of September 30, 2023	118.2
The principal assumptions applied for the valuation at September 30, 2023 were the same as those applied at December 31, 2022, except for the German and Swedish plans, which are the most significant in terms of plan assets and liabilities in the Company. The discount rate applied to the German defined benefit obligations increased from 3.8% to 4.2%